Pensions and Post-Employment Benefits - Summary of Actuarial (Gains) Losses (Detail) - USD ($) $ in Millions	12 Months Ended
	Dec. 31, 2022	Dec. 31, 2021	Dec. 31, 2020
Gain (loss) on remeasurement, net defined benefit liability (asset) [abstract]
Actuarial (gains) losses due to experience	$ 96	$ (87)	$ 1
Actuarial (gains) losses due to demographic assumptions	(2)	20	18
Actuarial (gains) losses due financial assumptions	(270)	(196)	180
Total	$ (176)	$ (263)	$ 199